                                                                    EXHIBIT 10.4











                          CAPSTONE TURBINE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                          CAPSTONE TURBINE CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN


                                TABLE OF CONTENTS

                                                                                                                   PAGE
                                                                                                                   ----
1.    Definitions.............................................................................................     1
2.    Stock Subject to the Plan...............................................................................     3
3.    Grant of Options........................................................................................     4
4.    Exercise of Options; Option Price.......................................................................     5
5.    Withdrawal from the Plan................................................................................     6
6.    Termination of Employment...............................................................................     7
7.    Restriction upon Assignment.............................................................................     8
8.    No Rights of Stockholders until Shares Issued...........................................................     8
9.    Changes in the Stock and Corporate Events; Adjustment of Options........................................     8
10.   Use of Funds; No Interest Paid..........................................................................    10
11.   Dividends...............................................................................................    10
12.   Amendment, Suspension or Termination of the Plan........................................................    10
13.   Administration by Committee; Rules and Regulations......................................................    10
14.   Designation of Subsidiary Corporations..................................................................    11
15.   No Rights as an Employee................................................................................    11
16.   Term; Approval by Stockholders..........................................................................    11
17.   Effect upon Other Plans.................................................................................    12
18.   Conditions to Issuance of Stock Certificates............................................................    12
19.   Notification of Disposition.............................................................................    12
20.   Notices.................................................................................................    13
21.   Headings................................................................................................    13

                          CAPSTONE TURBINE CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

              Capstone Turbine Corporation, a Delaware corporation (the "Company"), hereby adopts the Capstone Turbine Corporation 2000 Employee Stock Purchase Plan (the "Plan").

              The purposes of the Plan are as follows:

                       (1) To assist eligible employees of the Company and its Designated Subsidiary Corporations (as defined below) in acquiring stock ownership in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan", within the meaning of Section 423(b) of the Code (as defined below).

                       (2) To help such employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

        1. DEFINITIONS. Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

              (a) "Account" means the account established for an Eligible Employee under the Plan with respect to an Offering Period.

              (b) "Agent" means the brokerage firm, bank or other financial institution, entity or person(s) engaged, retained, appointed or authorized to act as the agent of the Company or an Employee with regard to the Plan.

              (c) "Authorization" means an Eligible Employee's payroll deduction authorization with respect to an Offering Period provided by such Eligible Employee in accordance with Section 3(b).

              (d) "Base Compensation" of an Eligible Employee means the gross base compensation received by such Eligible Employee on each Payday as compensation for services to the Company or any Designated Subsidiary Corporation, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special-payments.

              (e) "Board" means the Board of Directors of the Company.

              (f) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

              (g) "Committee" means the committee of the Board appointed to administer the Plan pursuant to Section 13.

              (h) "Company" means Capstone Turbine Corporation, a Delaware corporation.

              (i) "Date of Exercise" of any Option means the date on which such Option is exercised, which shall be the last day of the Offering Period with respect to which the Option was granted, in accordance with Section 4(a) (except as provided in Section 9).

              (j) "Date of Grant" of any Option means the date on which such Option is granted, which shall be the first day of the Offering Period with respect to which the Option was granted, in accordance with Section 3(a).

              (k) "Designated Subsidiary Corporation" means any Subsidiary Corporation designated by the Board in accordance with Section 14.

              (l) "Effective Date" means the first day of the first Offering Period, which shall be the date immediately preceding the first date on which a share of Stock is traded on an exchange or quoted on Nasdaq or a successor quotation system.

              (m) "Eligible Employee" means an Employee of the Company or any Designated Subsidiary Corporation: (i) who does not, immediately after the Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent Corporation or a Subsidiary Corporation (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an individual shall be treated as an Employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave.

              (n) "Employee" means an individual who renders services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Section 3401(c) of the Code. "Employee" shall not include any director of the Company or a Subsidiary Corporation who does not render services to the Company or a Subsidiary Corporation in the status of an "employee", within the meaning of Section 3401(c) of the Code.

              (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

              (p) "Offering Period" means each six-month period commencing on any January 1 and July 1 on or after the Effective Date; provided, however, that the first Offering Period under the Plan shall be the period commencing on the Effective Date and ending December 31, 2000. Options shall be granted on the Date of Grant and exercised on the Date of Exercise, as provided in Sections 3(a) and 4(a), respectively.

              (q) "Option" means an option to purchase shares of Stock granted under the Plan to an Eligible Employee in accordance with Section 3(a).

              (r) "Option Price" means the option price per share of Stock determined in accordance with Section 4(b).

              (s) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              (t) "Payday" means the regular and recurring established day for payment of Base Compensation to an Employee of the Company or any Subsidiary Corporation.

              (u) "Plan" means the Capstone Turbine Corporation 2000 Employee Stock Purchase Plan.

              (v) "Rule 16b-3" means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

              (w) "Stock" means the shares of the Company's Common Stock, par value $0.001 per share.

              (x) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 12 hereof (relating to amendments of the Plan), the Stock that may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate nine hundred thousand (900,000) shares of Stock. The shares of Stock sold pursuant to Options granted under the Plan may be unissued shares or treasury shares of Stock, or shares of Stock bought on the New York Stock Exchange or other nationally-recognized exchange, or other market, for purposes of the Plan.

        3. GRANT OF OPTIONS.

              (a) Option Grants. The Company shall grant Options under the Plan to all Eligible Employees in successive Offering Periods until the earlier of:
(i) the date on which the number of shares of Stock available under the Plan have been sold, or (ii) the date on which the Plan is suspended or terminates. Each Employee who is an Eligible Employee on the first day of an Offering Period shall be granted an Option with respect to such Offering Period. The Date of Grant of such an Option shall be the first day of the Offering Period with respect to which such Option was granted. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option in accordance with Section 4(a), unless such Option terminates earlier in accordance with
Section 5, 6 or 9. The number of shares of Stock subject to an Eligible Employee's Option shall equal the cumulative payroll deductions (if any) authorized by such Eligible Employee in accordance with subsection (b) for the Offering Period, divided by the Option Price; provided, however, that the number of shares of Stock subject to such Option shall not exceed two thousand five hundred (2,500) shares per Offering Period; and, provided, further, that the number of shares of Stock subject to such Option shall not exceed the number determined in accordance with subsection (c). The Company shall not grant an Option with respect to an Offering Period to any individual who is not an Eligible Employee on the first day of such Offering Period.

              (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (d), an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan with respect to an Offering Period shall deliver to the Company, not later than fifteen (15) days before the first day of the Offering Period (or such shorter period as determined by the Committee in its discretion), a completed and executed written payroll deduction authorization in a form prepared by the Committee (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period (and subsequent Offering Periods) and shall designate a whole percentage of such Eligible Employee's Base Compensation to be withheld by the Company or the Designated Subsidiary Corporation employing such Eligible Employee on each Payday during the Offering Period. An Eligible Employee may designate any whole percentage of Base Compensation which is not be less than one percent (1%) and not more than fifteen percent (15%). An Eligible Employee's Base Compensation payable during an Offering Period shall be reduced each Payday through payroll deduction in an amount equal to the percentage specified in the Authorization, and such amount shall be credited to such Eligible Employee's Account under the Plan. Notwithstanding the preceding sentence, at the Committee's discretion payroll deductions with respect to the initial Offering Period under the Plan may commence as of the second Payday following the Effective Date and not the initial Payday following the Effective Date. An Eligible Employee may change the percentage of Base Compensation designated in the Authorization, subject to the limits of this subsection (b), or may suspend the Authorization, at any time during the Offering Period, provided, that any such change or suspension shall become effective not later than thirty (30) days after receipt by the Company. Any Authorization shall remain in effect for each subsequent Offering Period, unless the Eligible Employee submits a new Authorization pursuant to this subsection (b), withdraws from the Plan pursuant to Section 5, ceases to be an Eligible Employee as defined in Section 1(m) or terminates employment as provided in Section 6.

              (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase shares of Stock under the Plan, together with other options to purchase shares of Stock or other stock under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such shares of Stock or other stock (determined at the time the Option or other option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, (i) the right to purchase shares of Stock or other stock under an Option or other option accrues when the Option or other option (or any portion thereof) first becomes exercisable during the calendar year, (ii) the right to purchase shares of Stock or other stock under an Option or other option accrues at the rate provided in the Option or other option, but in no case may such rate exceed $25,000 of the fair market value of such Stock or other stock (determined at the time such Option or other option is granted) for any one calendar year, and (iii) a right to purchase Stock or other stock which has accrued under an Option or other option may not be carried over to any Option or other option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder.

              (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), an Employee may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Employee's payroll deduction under the Plan for the Payday immediately preceding the first day of such Employee's leave of absence.

        4. EXERCISE OF OPTIONS; OPTION PRICE.

              (a) Option Exercise. Each Employee automatically and without any act on such Employee's part shall be deemed to have exercised such Employee's Option on the Date of Exercise to the extent that the balance then in the Employee's Account is sufficient to purchase, at the Option Price, shares of the Stock subject to the Option (including fractional shares).

              (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by an Employee upon the exercise of the Employee's Option shall be equal to 85% of the lesser of: (i) the Fair Market Value of a share of Stock on the Date of Exercise and (ii) the Fair Market Value of a share of Stock on the Date of Grant. The Fair Market Value of a share of Stock as of a given date shall be: (A) the closing price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred); (B) if the Stock is not traded on an exchange, but is quoted on Nasdaq or a successor quotation system, (I) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System), or (II) the mean between the closing representative bid and asked prices (in all other cases) for a share of Stock on such date (or, if shares of Stock were not traded on such date, then on the next preceding trading day during which a sale occurred) as reported by Nasdaq or such successor quotation system; (C) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date (or, if shares of

Stock were not traded on such date, then on the next preceding trading day during which a sale occurred), as determined in good faith by the Committee; or
(D) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

              (c) Book Entry/Share Certificates. As soon as practicable after the purchase of shares of Stock upon the exercise of an Option by an Employee, the Company shall issue the shares of Stock to such Employee and such shares shall be held in the custody of the Agent for the benefit of the Employee. The Company or the Agent shall make an entry on its books and records indicating that the shares of Stock purchased in connection with such exercise (including any partial share) have been duly issued as of that date to such Employee. An Employee shall have the right at any time to request in writing a certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder. Upon receipt of an Employee's written request for any such certificate, the Company shall (or shall cause the Agent to), within thirty (30) days after the date of such receipt, deliver any such certificate to the Employee; provided, however, that no certificate shall be issued to an Employee with respect to Stock purchased hereunder until the expiration of eighteen (18) months from the date of exercise of the Option to purchase such Stock. Nothing in this subsection (c) shall prohibit the sale or other disposition by an Employee of shares of Stock purchased hereunder. In the event the Company is required to obtain authority from any commission or agency to issue any certificate or certificates for all or a portion of the whole shares of Stock purchased hereunder, the Company shall seek to obtain such authority as soon as reasonably practicable.

              (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares of Stock remaining unsold under the Plan (after deduction for all shares of Stock for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares of Stock in as nearly a uniform manner as shall be practicable and the balance of the amount credited to the Account of each Employee which has not been applied to the purchase of shares of Stock shall be paid to such Employee in one lump sum in cash within thirty (30) days after the Date of Exercise, without any interest thereon.

              (e) Information Statement. The Company shall provide each Employee whose Option is exercised with an information statement in accordance with
Section 6039(a) of the Code and the Treasury Regulations thereunder. The Company shall maintain a procedure for identifying certificates of shares of Stock sold upon the exercise of Options in accordance with Section 6039(b) of the Code.

        5. WITHDRAWAL FROM THE PLAN.

              (a) Withdrawal Election. An Employee may withdraw from participation under the Plan at any time, except that an Employee may not withdraw during the last fifteen (15) days of any Option Period. An Employee electing to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Committee (the "Withdrawal Election"), not later than fifteen (15) days prior to the Date of Exercise for such Option Period.

Upon receipt of an Employee's Withdrawal Election, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check), in either case within thirty (30) days of receipt of the Employee's Withdrawal Election. Upon receipt of an Employee's Withdrawal Election by the Company, the Employee shall cease to participate in the Plan and the Employee's Option for such Option Period shall terminate.

              (b) Eligibility following Withdrawal. An Employee who withdraws from the Plan with respect to an Option Period, and who is still an Eligible Employee, may elect to participate again in the Plan for any subsequent Offering Period by delivering to the Company an Authorization pursuant to Section 3(b).

        6. TERMINATION OF EMPLOYMENT.

              (a) Termination of Employment Other than by Death. If the employment of an Employee with the Company and the Subsidiary Corporation terminates other than by death, the Employee's participation in the Plan automatically and without any act on the Employee's part shall terminate as of the date of the termination of the Employee's employment. As soon as practicable after such a termination of employment, the Company or Subsidiary Corporation employing the Employee shall pay to the Employee the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check). Upon an Employee's termination of employment covered by this subsection, the Employee's Authorization and Option under the Plan shall terminate.

              (b) Termination by Death. If the employment of an Employee is terminated by the Employee's death, the executor of the Employee's will or the administrator of the Employee's estate, by written notice to the Company, may request payment of the balance in the Employee's Account, in which event the Company or Subsidiary Corporation employing the Employee shall pay the amount credited to the Employee's Account in one lump sum payment in cash, without any interest thereon, and subject to Section 4(c), the Company shall (or shall cause the Agent to) deliver to the Employee certificates for any whole shares of Stock previously purchased by the Employee (the value of any fractional share to be returned to such Employee by check) as soon as practicable after receiving such notice. Upon receipt of such notice, the Employee's Authorization and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Employee's Option shall be deemed to have been exercised on such Date of Exercise.

        7. RESTRICTION UPON ASSIGNMENT. An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Employee's lifetime only by the Employee. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Employee. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Employee's interest in the Plan, the Employee's Option or any rights under the Employee's Option.

        8. NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED. With respect to shares of Stock subject to an Option, an Employee shall not be deemed to be a stockholder of the Company, and the Employee shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Employee or his or her nominee following exercise of the Employee's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

        9. CHANGES IN THE STOCK AND CORPORATE EVENTS; ADJUSTMENT OF OPTIONS.

              (a) Subject to Section 9(c), in the event that the Committee, in its sole discretion, determines that any dividend or other distribution (whether in the form of cash, Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Stock or other securities of the Company, issuance of warrants or other rights to purchase Stock or other securities of the Company, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to an Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

                       (i) the number and kind of shares of Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitation in Section 3(a) on the maximum number of shares of Stock which may be purchased),

                       (ii) the number and kind of shares of Stock (or other securities or property) subject to outstanding Options, and

                       (iii) the exercise price with respect to any Option.

              (b) Subject to Section 9(c), in the event of any transaction or event described in Section 9(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Employee's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                       (i) To provide that all Options outstanding shall terminate without being exercised on such date as the Committee determines in its sole discretion;

                       (ii) To provide that all Options outstanding shall be exercised prior to the Date of Exercise of such Options on such date as the Committee determines in its sole discretion and such Options shall terminate immediately after such exercises.

                       (iii) To provide for either the purchase of any Option outstanding for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option had such Option been currently exercisable, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                       (iv) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                       (v) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options, or in the terms and conditions of outstanding Options, or Options which may be granted in the future.

              (c) No adjustment or action described in this Section 9 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of
Section 423 of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act, or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

              (d) The existence of the Plan and the Options granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof of which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        10. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Employee or credited to any Employee's Account with respect to such funds.

        11. DIVIDENDS.

              (a) Cash dividends and other cash distributions received by the Agent with respect to Stock held in its custody hereunder will be credited to each Employee's Account in accordance with such Employee's interests in such Stock, and shall be applied, as soon as practicable after the receipt thereof by the Agent, to the purchase in the open market at prevailing market prices of the number of whole shares of Stock that may be purchased with such funds (after deductions of any bank service fees, brokerage charges, transfer taxes, and any other transaction fee, expense or cost payable in connection with the purchase of such shares of Stock and not otherwise paid by the Employer.)

              (b) All purchases of shares of Stock made pursuant to this Section 11 will be made in the name of the Agent or its nominee, and shall be transferred and credited to the Account(s) of the Employees to which such dividends or other distributions were credited. Dividends paid in the form of shares of Stock will be allocated by the Agent, as and when received, with respect to Stock held in its custody hereunder to the Account of each Employee in accordance with such Employee's interests in such Stock. Property, other than Stock or cash, received by the Agent as a distribution on Stock held in its custody hereunder, shall be sold by the Agent for the accounts of Employees, and the Agent shall treat the proceeds of such sale in the same manner as cash dividends received by the Agent on Stock held in its custody hereunder.

        12. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan to:
(a) change the number of shares of Stock that may be sold pursuant to Options under the Plan, (b) alter the requirements for eligibility to participate in the Plan, or (c) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

        13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS.

              (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until the member dies, resigns or is removed from office by the Board. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Employee.

              (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

              (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

              (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

        14. DESIGNATION OF SUBSIDIARY CORPORATIONS. The Board shall designate from among the Subsidiary Corporations, as determined from time to time, the Subsidiary Corporation or Subsidiary Corporations whose Employees shall be eligible to be granted Options under the Plan. The Board may designate a Subsidiary Corporation, or terminate the designation of a Subsidiary Corporation, without the approval of the stockholders of the Company.

        15. NO RIGHTS AS AN EMPLOYEE. Nothing in the Plan shall be construed to give any person (including any Eligible Employee) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee) at any time, with or without cause.

        16. TERM; APPROVAL BY STOCKHOLDERS. Subject to approval by the stockholders of the Company in accordance with this Section, the Plan shall be in effect until December 31, 2010, unless sooner terminated in accordance with
Section 12. No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the adoption of the Plan by the Board. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the Company's stockholders; and, provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon terminate without being exercised.

        17. EFFECT UPON OTHER PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation to: (a) establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

        18. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

              (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

              (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

              (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

              (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

              (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

        19. NOTIFICATION OF DISPOSITION. Each Employee shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made:
(a) within two (2) years from the Date of Grant of the Option, or (b) within one
(1) year after the transfer of such shares of Stock to such Employee upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Employee in such disposition or other transfer.

        20. NOTICES. Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Employee shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

        21. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                  * * * * * * *

              I hereby certify that the Capstone Turbine Corporation 2000 Employee Stock Purchase Plan was adopted by the Board of Directors of Capstone Turbine Corporation on ________, 2000.

      Executed at __________, California on this ___th day of_______, 2000.



                                       ------------------------------------

                                       ------------------------------------
                                       Secretary


                                  * * * * * * *

              I hereby certify that the Capstone Turbine Corporation 2000 Employee Stock Purchase Plan was approved by the stockholders of Capstone Turbine Corporation on _________________, 2000.


     Executed at __________, California on this ___th day of _______, 2000.



                                       ------------------------------------

                                       ------------------------------------
                                       Secretary